UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008 (May 13, 2008)

J. Alexander's Corporation
(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee	37202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (615) 269-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On May 13, 2008, J. Alexander's Corporation (the "Registrant") notified the American Stock Exchange ("AMEX") of the Registrant's intent to delist its common stock, par value $0.05 per share (the "Common Stock"), from AMEX. The Registrant has arranged for listing of the Common Stock on The NASDAQ Stock Market LLC ("NASDAQ"). The Registrant has requested that trading in the Common Stock on AMEX be suspended after market close on May 27, 2008 and expects trading on NASDAQ to begin on May 28, 2008. A copy of the press release announcing the delisting of the Common Stock from AMEX and the listing of the Common Stock on NASDAQ is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished herewith:

99.1     Press Release dated May 13, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. Alexander's Corporation
Date: May 15, 2008	By: /s/ R. GREGORY LEWIS R. Gregory Lewis Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by J. Alexander's Corporation dated May 13, 2008